EXHIBIT 99.4
FRANKLIN RESOURCES, INC.
SUPPLEMENTAL NON-GAAP PRO FORMA FINANCIAL MEASURES
(Unaudited)
Summary of Transaction and Pro Forma Information
On July 31, 2020, Franklin Resources, Inc. (the “Company” or “Franklin”) completed its acquisition (the “Acquisition”) of Legg Mason, Inc. (“Legg Mason”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of February 17, 2020, by and among the Company, Legg Mason and Alpha Sub, Inc. The foregoing description of the Acquisition is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on February 18, 2020.
The Company has provided unaudited pro forma condensed combined financial information (“pro forma information”) prepared in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X of the Securities and Exchange Act of 1934 in Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed on October 6, 2020, to which this supplemental non-GAAP pro forma financial measures is attached. The pro forma information has been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2019 and the nine months ended June 30, 2020 combine the historical consolidated statements of income of Franklin and Legg Mason, giving effect to the Acquisition as if it had occurred on October 1, 2018.
Unaudited Supplemental Non-GAAP Pro Forma Financial Measures
As supplemental information, the Company is providing performance measures for “adjusted pro forma operating income,” “adjusted pro forma operating margin,” “adjusted proforma net income” and “adjusted pro forma diluted earnings per share,” each of which are based on methodologies other than generally accepted accounting principles (“non-GAAP measures”). Management believes these non-GAAP measures are useful indicators of the Company’s financial performance and may be helpful to investors in evaluating the Company’s relative performance against industry peers as these measures exclude the impact of consolidated investment products (“CIPs”) and mitigate the margin variability related to sales and distribution revenues and expenses across multiple distribution channels globally, as well as performance-based investment management fees which are passed through as compensation and benefits expense. These non-GAAP measures also exclude acquisition-related expenses (other than those adjusted for in the pro forma information), certain items which management considers to be nonrecurring, unrealized investment gains and losses included in investment and other income (losses), net, and the related income tax effect of these adjustments, as applicable. These non-GAAP measures also exclude the impact on compensation expense from gains and losses on investments related to Legg Mason deferred compensation plans and seed investments, which is offset in investment and other income (expense), net.
“Adjusted pro forma operating income,” “adjusted pro forma operating margin,” “adjusted pro forma net income” and “adjusted pro forma diluted earnings per share” are defined below, along with reconciliations of pro forma operating income, pro forma operating margin, pro forma net income attributable to Franklin Resources, Inc. and pro forma diluted earnings per share on a U.S. GAAP basis to these non-GAAP measures. Non-GAAP measures should not be considered in isolation from, or as substitutes for, any financial information prepared in accordance with U.S. GAAP, and may not be comparable to other similarly titled measures of other companies. Additional reconciling items may be added in the future to these non-GAAP measures if deemed appropriate.
Adjusted Pro Forma Operating Income
The Company defines adjusted pro forma operating income as pro forma operating income adjusted to exclude the following:

•	Revenues and expenses of CIPs, net of revenues eliminated upon consolidation of investment products.

•	Acquisition-related retention compensation.

•
Impact on compensation expense from gains and losses on investments related to Legg Mason deferred compensation plans and seed investments, which is offset in investment and other income (expense), net.

•	Other acquisition-related expenses including professional fees and fair value adjustments related to contingent consideration liabilities.

•	Amortization and impairment of intangible assets.

•
Special termination benefits related to workforce optimization initiatives related to the Acquisition in fiscal year 2020, voluntary separation and workforce reduction initiatives of 4.5% of the Company’s global workforce in fiscal year 2019, and restructuring charges previously recognized by Legg Mason.

Adjusted Pro Forma Operating Margin
The Company calculates adjusted pro forma operating margin as adjusted pro forma operating income divided by adjusted pro forma operating revenues. The Company defines adjusted pro forma operating revenues as pro forma operating revenues adjusted to exclude the following:

•	Performance-based investment management fees which are passed through as compensation and benefits expense.

•
Sales and distribution fees and a portion of investment management fees allocated to cover sales, distribution and marketing expenses paid to the financial advisers and other intermediaries who sell the Company’s sponsored funds on the Company’s behalf.

•	Revenues of CIPs, net of revenues eliminated upon consolidation of investment products.
Adjusted Pro Forma Net Income
The Company defines adjusted pro forma net income as pro forma net income attributable to Franklin Resources, Inc. adjusted to exclude the following:

•
Activities of CIPs, including revenues, expenses, investment and other income (losses), net, and income (loss) attributable to noncontrolling interests, net of amounts eliminated upon consolidation of investment products.

•	Acquisition-related retention compensation.

•	Other acquisition-related expenses including professional fees and fair value adjustments related to contingent consideration liabilities and the market-based component of retention awards.

•	Amortization and impairment of intangible assets.

•
Special termination benefits related to workforce optimization initiatives related to the Acquisition in fiscal year 2020, and voluntary separation and workforce reduction initiatives of 4.5% of the Company’s global workforce in fiscal year 2019, and restructuring charges previously recognized by Legg Mason.

•	Net gains or losses on deferred compensation not offset by compensation expense

•	Unrealized investment gains and losses included in investment and other income (losses), net, other than those that are offset by compensation expense.

•	Net income tax benefit of the above adjustments based on the estimated combined statutory tax rates.
Adjusted Pro Forma Diluted Earnings Per Share
The Company defines adjusted pro forma diluted earnings per share as pro forma diluted earnings per share adjusted to exclude the per-share impacts of the adjustments applied to net income in calculating adjusted pro forma net income.
In calculating adjusted pro forma operating income, adjusted pro forma operating margin, adjusted pro forma net income and adjusted pro forma diluted earnings per share, the Company adjusts for activities of CIPs because the impact of CIPs are not considered reflective of the underlying results of our operations. The Company adjusts for acquisition-related retention compensation, other acquisition-related expenses, and amortization and impairment of intangible assets to facilitate comparability of our operating results with the results of other asset management firms. The Company adjusts for special termination benefits related to workforce optimization initiatives related to the Acquisition in fiscal year 2020 and certain voluntary separation and workforce reduction initiatives, including restructuring charges previously recognized by Legg Mason, because these items are deemed nonrecurring. In calculating adjusted pro forma net income and adjusted pro forma diluted earnings per share, the Company adjusts for unrealized investment gains and losses included in investment and other income (losses), net and net gains or losses on deferred compensation and seed investments not offset by compensation expense because these items primarily relate to seed or strategic investments which have been and are generally expected to be held long term.

The calculations of adjusted pro forma operating income, adjusted pro forma operating margin, adjusted pro forma net income and adjusted pro forma diluted earnings per share are as follows:

(in millions)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Pro forma operating income	$1,620.1	$1,194.2
Add (subtract):
Operating income of consolidated investment products[1]	(57.6)	(39.0)
Acquisition-related retention	143.1	117.3
Compensation expense from gain (loss) on deferred compensation and seed investments, net	15.1	(0.5)
Other acquisition-related expenses	9.5	5.3
Amortization of intangible assets	226.6	169.5
Impairment of intangible assets	85.7	2.8
Special termination benefits	129.0	79.2
Adjusted pro forma operating income	$2,171.5	$1,528.8

Pro forma operating revenues	$8,541.0	$6,009.7
Add (subtract):
Pass through performance fees	(35.4)	(25.8)
Sales and distribution fees	(1,689.1)	(1,167.4)
Allocation of investment management fees for sales, distribution and marketing expenses	(560.8)	(378.3)
Net revenues of consolidated investment products[1]	(73.8)	(59.5)
Adjusted pro forma operating revenues	$6,181.9	$4,378.7

Pro forma operating margin	19.0%	19.9%
Adjusted pro forma operating margin	35.1%	34.9%

(in millions, except per share data)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Pro forma net income attributable to Franklin Resources, Inc.	$1,179.8	$804.1
Add (subtract):
Net income of consolidated investment products[1]	(20.5)	(19.3)
Acquisition-related retention	143.1	117.3
Other acquisition-related expenses	9.5	3.6
Amortization of intangible assets	226.6	169.5
Impairment of intangible assets	85.7	2.8
Special termination benefits	129.0	79.2
Net losses (gains) on deferred compensation not offset by compensation expense	4.2	(2.3)
Unrealized investment losses included in investment and other (income) losses, net	22.4	258.9
Interest expense for amortization of debt premium	(28.3)	(21.2)
Net income tax expense of adjustments	(149.2)	(153.1)
Adjusted pro forma net income	$1,602.3	$1,239.5

Pro forma diluted earnings per share	$2.25	$1.56
Adjusted pro forma diluted earnings per share	3.06	2.41
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[1]	The impact of consolidated investment products is summarized as follows:

(in millions)	Year Ended September 30, 2019	Nine Months Ended June 30, 2020
Revenues of consolidated investment products	$105.1	$77.6
Revenues eliminated upon consolidation of investment products	(31.3)	(18.1)
Net revenues of consolidated investment products	73.8	59.5
Expenses of consolidated investment products	16.2	20.5
Operating income of consolidated investment products	57.6	39.0
Investment and other losses, net of consolidated investment products	(40.1)	(72.0)
Less: loss attributable to noncontrolling interests of consolidated investment products	(3.0)	(52.3)
Net income of consolidated investment products	$20.5	$19.3

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